================================================================================
                             John Hancock Funds
--------------------------------------------------------------------------------

                                    Bank and
                                     Thrift
                                  Opportunity
                                      Fund

                                  ANNUAL REPORT


                                October 31, 1996

================================================================================

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                              THOMAS W. L. CAMERON
                                JAMES F. CARLIN
                              WILLIAM H. CUNNINGHAM
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                         Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSER
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                              DELOITTE &TOUCHE LLP
                                125 SUMMER STREET
                        BOSTON, MASSACHUSETTS 02110-1617

                  LISTED: NEW YORK STOCK EXCHANGE SYMBOL: BTO


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

     The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

     No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,


/s/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                   BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 Bank and Thrift
                                Opportunity Fund

                         Bank stocks lead market rally;
                      positive earnings fundamentals remain

The year ending October 31, 1996 was a good one for the equity market as a whole, with the Standard & Poor's 500-Stock Index gaining 24.10% during the period. It was an even better one for bank stocks. John Hancock Bank and Thrift Opportunity Fund produced a total return of 29.47% at net asset value, compared to 28.24% for the average open-end financial services fund and 31.57% for the average closed-end financial services fund, according to Lipper Analytical Services.

     Investors have come to embrace an economic outlook of slow growth, low inflation, and stable interest rates. This is an ideal environment for banks, because they are able to achieve moderate growth in loans and earnings without taking undue risks. If the economy were growing more rapidly, earnings would be temporarily inflated, but the stage would be set for an eventual economic slowdown or recession that would cause a dramatic increase in loan losses. Banks do not earn enough money during an economic boom to make up for what they lose during a bust. Slow, plodding growth of 2-3%, year after year, is what we hope for as bank investors.

[A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: "James K. Schmidt (seated) and Fund management team members: Patricia Ouimet and (standing l-r) James Boyd, Thomas Finucane, Gerard Cronin".]

"We have benefited from consolidation
in the banking industry..."

================================================================================
             John Hancock Funds - Bank And Thrift Opportunity Fund

--------------------------------------------------------------------------------
[Table entitled "Equity Capital Ratios" at top left hand column. The chart is scaled in increments of 1%, with 9% at the top and 5% at the bottom. Within the chart, there are 11 solid bars scaled in increments of 1 year, with 86 at the left and 6/96 at the right. Each bar represents the ratio of equity capital to total assets. A footnote below states: "Chart shows ratio of equity capital to total assets".]
--------------------------------------------------------------------------------

"...an  excellent
year for bank earnings."

     The Fund's return was helped by some specific tactics we engaged in, such as buying thrifts that are plaintiffs in "goodwill" lawsuits against the U.S. Government, and investing in commercial banks in California that are benefiting from recovering real estate values. We have also benefited from consolidation in the banking industry, as 13 of our holdings have received takeover bids over the last 12 months. This brings to 23 the number of takeovers during the slightly more than two year life of the Fund.

Positive earnings trends

The favorable economic environment has contributed to an excellent year for bank earnings. In our last shareholder report, we estimated that our holdings would show average earnings gains of 10% for the year 1996. With three quarters of the year reported, we now believe earnings gains will average 13%. Several components of the earnings equation have been slightly better than we had predicted -- loan growth, credit losses and non-interest revenues. In addition, many banks have continued aggressive share repurchase programs, thereby shrinking the denominator in the earnings- per-share calculation. In 1997, we are looking for earnings to advance by another 10%. Based on this estimate, banks and savings and loans are selling for an average of 11 times earnings. This compares to 17 times 1997 earnings for the S&P 500, and means that bank stocks are 35% cheaper than the overall market.

Stock repurchases

Stock repurchases deserve a special mention here because of their extraordinary importance to bank investors. A string of very profitable years has left the banking industry with very strong capital ratios (see chart). This is both a blessing and a curse because while high levels of equity contribute to safety and soundness, it is difficult for a bank to earn a satisfactory return on equity unless it is fully leveraged. Leverage is traditionally accomplished by aggressively booking additional loans. This could lead to imprudent lending standards, which would eventually culminate in drastically increased loan charge-offs. Fortunately, those bank executives who retained their jobs after the lending debacle in 1989-90 were chastened by the experience, and are opting now to reduce their equity ratios by using capital to buy back stock. This not only increases earnings-per-share, as noted previously, but prevents the more risky lending we might otherwise be witnessing at this point in the economic cycle. The acceptance of share buybacks as a leverage strategy is an extremely positive development, and it is one we stress in our meetings with managements.

================================================================================
             John Hancock Funds - Bank And Thrift Opportunity Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 29.47% total return for the John Hancock Bank and Thrift Opportunity Fund. The second represents the 28.24% total return for the average open-end financial services fund. The third represents the 31.57% total return for the average closed-end financial services fund. A footnote below reads: "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average closed-end and open-end financial services fund is tracked by Lipper Analytical Services."]
--------------------------------------------------------------------------------

"...several legal and regulatory issues have been resolved in a favorable manner."

Consolidation continues

Although 1996 has been similar to 1995 in terms of the number of merger announcements, activity has declined noticeably when measured by the size of the transactions. The drought in large bank acquisitions was broken on August 30, when NationsBank and Boatmen's Bancshares (a St. Louis based bank with about $40 billion in assets) announced that they were merging. This deal was significant for a number of reasons: it marked the return to the merger wars of a predator bank that had sat out the frenzy of 1995, it set very high pricing standards when measured by the price-to-book or price-earnings ratios, and it reinforced the use of purchase (rather than pooling) accounting for major acquisitions. The issue of accounting treatment is important because the "purchase" method allows an acquiring bank to continue the stock buyback programs that we like so much. While purchase accounting has historically been frowned on by bank investors, it has gained credibility now that it has been employed successfully this year by two of the nation's biggest banks, Wells Fargo and NationsBank. We think merger activity will accelerate over the next year, although perhaps not to the extreme levels of 1995. Consolidation will be instrumental in the banking industry's achievement of greater efficiency and ability to make technological investments. Even if we were to never own another bank that got taken over, we would still be big fans of bank consolidation.

Dateline: Washington, D.C.

Since our last communication in April, several legal and regulatory issues have been resolved favorably. On July 1, the Supreme Court affirmed a lower court ruling that one of our holdings, Glendale Federal, had suffered from a breach of contract when Congress changed the accounting rules for Supervisory Goodwill in 1989. We own several savings and loans that have similar claims in other "goodwill" suits. It will now take a year or longer for the courts to determine what the dollar amount of damages is. While there is still considerable uncertainty as to what damages will ultimately be paid to our companies, the July 1 decision was a step in the right direction. The stock market was intensely interested in these stocks for a few days immediately preceding and following the Supreme Court ruling, but we feel these stocks are now being overlooked as the headlines have faded.

   More recently, as part of the Omnibus Budget Reconciliation Bill, Congress and the President

================================================================================
             John Hancock Funds - Bank And Thrift Opportunity Fund

enacted legislation to recapitalize the Savings Association Insurance Fund
(SAIF). In return for a one-time assessment this year, the savings and loan industry will see its FDIC premiums cut dramatically in 1997 to levels comparable to the banks. Most of the Fund's thrift holdings accrued these charges in the third quarter of 1996 and will see a 3-5% earnings pickup in 1997 from the lower premiums. With this legislation, the road has been paved for a merging of the bank and savings association insurance funds and eventually for a single banking charter. This will make it much more common for commercial banks to merge with thrifts.

"Our basic investment concept has remained the same since we started the Fund..."

More banking power?

Finally, the banks' struggle for expanded powers rages on. Although repeal of Glass-Steagall was nixed by Congress for this year, the Federal Reserve has proposed allowing banks to receive a larger portion of their business from underwriting stocks and bonds. Currently capped at 10%, the banks would be allowed to derive 25% of revenue from the securities business after the Fed's recent relaxation proposal is enacted, most likely in early 1997. These changes would have an immediate impact primarily on money center banks, but some of the Fund's larger superregionals could acquire a regional brokerage under the new guidelines. We are not particularly excited about the possibility of banks making an effort to be major players in the brokerage industry. Most of the banks we own are culturally ill-equipped to succeed in the securities business, and risk cannibalizing profitable banking customers in the process. The biggest beneficiaries of a movement by banks into the brokerage business would be shareholders of regional brokerage firms that would become acquisition targets.

Portfolio strategy and outlook

Our basic investment concept has remained the same since we started the Fund in August of 1994. We buy undervalued regional banks and thrifts with solid earnings fundamentals and that are likely to be in the path of industry consolidation. We place a particular focus on smaller capitalization banks and savings and loans at the low end of the "food chain." While the Fund remains geographically diverse, we frequently play on the theme of "battleground" states, those states that contain important markets, but where superregional banks have only a minor presence. New Jersey was a battleground state until, in 1995, three of its four largest banks were acquired by out of state superregional banks. States that now look to us like New Jersey once did are Alabama, Tennessee and Virginia, all states where we own numerous positions in mid-sized banks.

     We have increased our holdings in many savings and loans this year. Two of the reasons for this have already been discussed: the "goodwill" lawsuits and the SAIF insurance resolution. The other area of intrigue is the conversion of many previously mutual savings and loans to

--------------------------------------------------------------------------------
[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Imperial Bancorp followed by an up arrow and the phrase "Growth from California recovery and niche businesses." The second listing is Sun Bancorp followed by an up arrow and the phrase "Initial listing warmly received by the market." The third listing is Pamrapo Bancorp followed by a down arrow and the phrase "Management fears hurt stock price." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================
             John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

  1. Union Planters Corp. 4.3%

  2. US Bancorp, 4.1%

  3. PNC Bank Corp., 3.3%

  4. Southern National Corp. 2.8%

  5. National City Corp, 2.7%

As a percentage of total net assets on October 31, 1996
--------------------------------------------------------------------------------

"Bank stocks remain inexpensive..."

stock ownership. These recent conversions are the least expensive of all financial institutions as many trade under their book value. Almost of all these companies have buyback programs in effect or planned, and these repurchases increase their book value per share. Eventually, we expect many of the converted thrifts to be acquired by commercial banks. We have established accounts at a number of mutual savings and loans, and may be able to purchase stock on a subscription basis if these institutions convert to public ownership down the road.

     We increased the number of our California holdings during the period because of improving banking conditions in that state. As employment expands and real estate values stabilize, most California banks are (at last!) seeing their non-performing assets decline. From a consolidation point of view, the state is still in its infancy -- it reminds us of the Midwest back in 1985. We expect mergers among many of the smaller California banks and, several years from now, interstate mergers into the state.

     We have been disappointed at several points during the last year to see the Fund trade at a surprisingly wide discount to its net asset value. In early 1996, this discount occasionally exceeded 20%. In May, the Directors authorized the portfolio manager to repurchase up to one million shares of common stock in an effort to mitigate the discount to net asset value. As of October 31, we had purchased 607,900 shares and the discount stood at 14%.

     Overall, we feel that the basic investment strategy that we have been employing over the life of the Fund will continue to work in the future. Bank stocks remain inexpensive, the economy is cooperating, and there are many years of industry consolidation to look forward to. We would change our mind about the attractiveness of bank equity investments only if these driving forces were to evaporate.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks and Warrant
     (cost - $ 401,708,030) ................................        $653,039,492
   Preferred stocks (cost - $ 7,962,500) ...................           9,266,125
   Bonds (cost - $21,863,970) ..............................          22,730,850

   Short-term investments (cost - $14,216,212) .............          14,216,212
                                                                    ------------
                                                                     699,252,679

  Cash .....................................................               4,048
  Receivable for investments sold ..........................           1,643,750
  Interest receivable ......................................             536,904
  Dividends receivable .....................................           1,281,663
  Deferred organization expenses - Note A ..................              44,979
  Other assets .............................................              39,793
                                                                    ------------
                    Total Assets ...........................         702,803,816
                    ------------------------------------------------------------

Liabilities:
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .....................................             977,366
  Accounts payable and accrued expenses ....................             151,148
                                                                    ------------
                    Total Liabilities ......................           1,128,514
                    ------------------------------------------------------------

Net Assets:
  Capital paid-in ..........................................         443,944,053
  Accumulated net realized gain on investments .............           2,948,793
  Net unrealized appreciation of investments ...............         253,504,668
  Undistributed net investment income ......................           1,277,788
                                                                    ------------
                    Net Assets .............................        $701,675,302
                    ============================================================

Net Asset Value Per Share:
  (based on 22,397,100 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value) .......................................        $      31.33
                    ============================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gainsfor the period stated.

Statement of Operations
Year ended October 31, 1996
--------------------------------------------------------------------------------
Investment Income:
  Dividends (including $326,594 received from
   affiliated issuers and net of foreign
   withholding taxes of $22,859) ...........................        $ 17,662,227
  Interest .................................................           4,916,368
                                                                    ------------
                                                                      22,578,595
                                                                    ------------
Expenses:
   Investment management fee - Note B ......................           7,509,920
   Administration fee - Note B .............................           1,632,591
   Printing ................................................             262,951
   Custodian fee ...........................................             124,887
   Trustees' fees ..........................................              77,768
   Auditing fee ............................................              33,350
   New York Stock Exchange fee .............................              32,340
   Miscellaneous ...........................................              30,094
   Legal fees ..............................................              29,016
   Transfer agent fee ......................................              22,240
   Organization expense - Note A ...........................              15,998
                                                                     -----------
                    Total Expenses .........................           9,771,155
                    ------------------------------------------------------------
                    Net Investment Income ..................          12,807,440
                    ------------------------------------------------------------

Unrealized Gain on Investments:
  Net realized gain on investments sold
   (including $706,751 on sales of
   investments in affiliated issuers) ......................          29,138,919
  Change in net unrealized appreciation/depreciation
   of investments ..........................................         120,230,953
                                                                    ------------
                    Net Increase in Net Assets
                    Resulting from Operations ..............        $162,177,312
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          YEAR ENDED OCTOBER 31,
                                                                                                       ---------------------------
                                                                                                           1995          1996
                                                                                                       ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................................................   $ 11,534,409   $ 12,807,440
  Net realized gain on investments sold ............................................................      7,493,313     29,138,919
  Change in net unrealized appreciation/depreciation of investments ................................    139,216,330    120,230,953
                                                                                                       ------------   ------------
   Net Increase in Net Assets Resulting from Operations ............................................    158,244,052    162,177,312
                                                                                                       ------------   ------------

Distributions to Shareholders:
  Dividends from net investment income ($0.2250 and $0.9075 per share, respectively) ...............   (  5,176,125)  ( 20,616,437)
  Distributions from net realized gain on investments sold (none and $1.495 per share, respectively)         --       ( 33,683,439)
                                                                                                       ------------   ------------
   Total Distributions to Shareholders .............................................................   (  5,176,125)  ( 54,299,876)
                                                                                                       ------------   ------------

From Fund Share Transactions - Net:*................................................................         --       ( 14,925,947)
                                                                                                       ------------   ------------

Net Assets:
  Beginning of period...............................................................................    455,655,886    608,723,813
                                                                                                       ------------   ------------
  End of period (including undistributed net investment income of $9,086,785 and
     $1,277,788, respectively) .....................................................................   $608,723,813   $701,675,302
                                                                                                       ============   ============

*Analysis of Common Share Transactions:

                                                                                         YEAR ENDED OCTOBER 31,
                                                                        ------------------------------------------------------
                                                                                  1995                       1996
                                                                        -------------------------   --------------------------
                                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                                        ----------   ------------   ----------    ------------
Shares outstanding, beginning of period....................             23,005,000   $458,870,000   23,005,000    $458,870,000
Less shares repurchased....................................                 --            --      (    607,900)  (  14,999,129)
Adjustment to capital paid-in - Note D.....................                 --            --            --              73,182
                                                                        ----------   ------------   ----------    ------------
Shares outstanding, end of period..........................             23,005,000   $458,870,000   22,397,100    $443,944,053
                                                                        ==========   ============   ==========    ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold during the period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD AUGUST 23, 1994  YEAR ENDED OCTOBER 31,
                                                                             (COMMENCEMENT OF OPERATIONS)   ----------------------
                                                                                  TO OCTOBER 31, 1994         1995        1996
                                                                                  -------------------        --------   --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period....................................              $  20.00             $  19.81   $  26.46
                                                                                        --------             --------   --------
  Net Investment Income...................................................                  0.12                 0.50       0.56
  Net Realized and Unrealized Gain (Loss) on Investments .................              (   0.26)                6.38       6.57
                                                                                        --------             --------   --------
   Total from Investment Operations.......................................              (   0.14)                6.88       7.13
                                                                                        --------             --------   --------

  Less Distributions:

  Dividends from Net Investment Income....................................                --                 (   0.23)  (   0.91)
  Distributions from Net Realized Gain on Investments Sold................                --                     --     (   1.50)
                                                                                        --------             --------   --------
   Total Distributions....................................................                --                 (   0.23)  (   2.41)
                                                                                        --------             --------   --------
  Common Shares Offering Costs............................................              (   0.05)                --        --
  Increase due to purchase of Bank and Thrift Opportunity Fund stock at
    less than net asset value ............................................                --                     --         0.15
                                                                                        --------             --------   --------
  Net Asset Value, End of Period..........................................              $  19.81             $  26.46   $  31.33
                                                                                        ========             ========   ========
  Per Share Market Value, End of Period...................................              $  18.00             $  22.75   $  27.00
                                                                                        ========             ========   ========
  Total Investment Return at Market Value.................................              (  10.00%)(a)          27.91%     29.78%

Ratios and Supplemental Data

Net Assets, End of Period (000's omitted) ................................              $455,656             $608,724   $701,675
Ratio of Expenses to Average Net Assets ..................................                  1.51%*               1.49%      1.50%
Ratio of Net Investment Income to Average Net Assets .....................                  3.22%*               2.22%      1.96%
Portfolio Turnover Rate .................................. ...............                     0%                   8%        13%
Average Broker Commission Rate (per share of security) (b) ...............                  N/A                  N/A     $0.0727


*    On an annualized basis.

(a)  Not annualized.

(b) Average broker commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.


The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Schedule of Investments
October 31, 1996
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Bank and Thrift Opportunity Fund on October 31, 1996. It's divided into four main categories:common stocks and warrant, preferred stocks, bonds and short-term investments. The common stocks and warrant, preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
DESCRIPTION, ISSUER, STATE                      NUMBER OF SHARES        VALUE
--------------------------                      ----------------        -----

COMMON STOCKS AND WARRANT
Money Center Banks (0.23%)
  Chase Manhattan Corp. (NY) ..............           18,387         $1,576,685
                                                                    -----------
Super Regionals (8.95%)
  Barnett Banks, Inc. (FL) ................          460,000         17,537,500
  Fleet Financial Group, Inc. (MA) ........          205,206         10,234,649
  Norwest Corp. (MN) ......................          264,051         11,585,238
  PNC Bank Corp. (PA) .....................          647,000         23,453,750
                                                                    -----------
                                                                     62,811,137
                                                                    -----------
Regionals (57.64%)
  ABC Bancorp. (GA) .......................           40,000            710,000
  Alabama National Bancorp. (AL) ..........          130,000          2,112,500
  American Bancorp. (WV) ..................           17,500            420,000
  American Bancshares, Inc.* (FL) .........           60,000            495,000
  Atlantic Bancorp.* (ME) (R) .............          150,000          2,094,000
  BancFirst Corp. (OK) ....................           70,000          1,715,000
  BancFirst Ohio Corp. (OH) ...............           25,000            706,250
  Bancorp Hawaii, Inc. (HI) ...............          300,000         11,887,500
  BancorpSouth, Inc. (MS) .................           50,000          1,268,750
  Bank Yorba Linda * (CA) .................           20,000            220,000
  Banknorth Group, Inc. (VT) ..............           96,500          3,329,250
  BanPonce Corp. (PR) .....................          300,000          7,875,000
  Beverly National Corp. (MA) .............           25,000            512,500
  BNCCorp., Inc. * (ND) ...................           45,000            517,500
  Boatmen's Bancshares, Inc. (MO) .........          112,000          6,804,000
  Broad National Bancorp. (NJ) ............           80,657            867,063
  California State Bank (CA) ..............           89,200          1,449,500
  Carolina First Corp. (SC) ...............           28,242            494,235
  CCB Financial Corp. (NC) ................           35,600          2,029,200
  Centura Banks, Inc. (NC) ................           80,000          3,110,000
  Century Financial Corp. (PA) ............           10,000            160,000
  Chittenden Corp. (VT) ...................           59,062          1,461,785
  Colonial BancGroup, Inc. (AL) ...........          385,000         14,581,875
  Columbia Bancorp. (MD) ..................           24,000            504,000
  Comerica, Inc. (MI) .....................          165,000          8,765,625
  Commercial Bankshares, Inc. (FL) ........           34,000            510,000
  Commonwealth Bankshares, Inc.* (VA) .....           25,440            241,680
  Community Banks, Inc. (PA) ..............           33,000            808,500
  Compass Bancshares, Inc. (AL) ...........          302,000         10,909,750
  Corestates Financial Corp. (PA) .........          250,875         12,198,797
  County Bank of Chesterfield (VA) ........           30,000            390,000
  Crestar Financial Corp. (VA) ............          267,000         16,420,500
  Dauphin Deposit Corp. (PA) ..............           80,000          2,620,000
  Desert Community Bank (CA) ..............           37,000            499,500
  Dime Bancorp., Inc. * (NY) ..............           54,500            810,688
  DNB Financial Corp. (PA) ................           21,533            656,757
  Empire Banc Corp. (MI) ..................           14,306            476,792
  Evergreen Bancorp., Inc. (NY) ...........           50,000            743,750
  F & M National Corp. (VA) ...............           10,000            185,000
  Financial Trust Corp. (PA) ..............           99,000          2,685,375
  First American Corp. (TN) ...............          322,100         16,024,475
  First of America Bank Corp. (MI) ........          308,300         16,763,812
  First Commerce Corp. (LA) ...............          380,000         13,490,000
  First Financial Corp (RI) ...............           94,000            869,500
  First Security Corp. (UT) ...............          165,000          4,846,875
  First State Bancorp. (NM) ...............           82,625          1,218,719
  First Tennesse National Corp. (TN) ......          121,200          4,408,650
  First Victoria National Bank (TX) .......           48,100          1,106,300
  Firstar Corp. (WI) ......................          110,176          5,398,624
  FNB Bankshares (ME) .....................           20,780            602,620
  FNB Corp. (PA) ..........................           38,587            897,148
  FNB Rochester Corp.* (NY) ...............            9,500            110,438
  Harleysville National Corp. (PA) ........           43,810          1,089,774
  Imperial Bancorp. * (CA) ................          125,550          2,432,531
  Magna Group, Inc. (MO) ..................           90,000          2,520,000
  Mahaska Investment Co. (IA) + ...........          149,500          2,803,125
  Mahoning National Bancorp. (OH) .........           26,000            633,750
  Marathon Financial Corp. * (VA) .........           15,000             69,375
  Mercantile Bancorp., Inc. (MO) ..........          240,247         11,922,257
  MetroBanCorp. (IN) ......................           49,000            312,375
  Mississippi Valley Bancshares, Inc. (MO)            40,500          1,539,000
  National City Corp. (OH) ................          441,400         19,145,725
  New England Community Bancorp
   (Class A) (CT) .........................          185,000          2,601,562

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                       MARKET
DESCRIPTION, ISSUER, STATE                      NUMBER OF SHARES        VALUE
--------------------------                      ----------------        -----

Regionals (continued)
  North Fork Bancorp., Inc. (NY) ..........           35,800         $1,132,175
  Old Kent Financial Corp. (MI) ...........          195,693          8,830,647
  One Valley Bancorp., Inc. (WV) ..........           59,272          1,933,749
  Oriental Bank & Trust (PR) ..............           58,500          1,096,875
  Provident Bankshares Corp. (MD) .........          120,825          4,349,700
  Regions Financial Corp. (AL) ............           82,956          4,147,800
  Riggs National Corp. (DC) ...............           92,500          1,584,063
  Salem Bank & Trust (VA) .................           42,000            656,250
  Santa Barbara Bancorp. (CA) .............            4,500            121,500
  Security Bank Corp. * (VA) ..............           22,000            189,750
  Security Shares, Inc. (TX) (r) ..........          200,000          1,682,000
  Signet Banking Corp. (VA) ...............          355,000         10,250,625
  Southern National Corp. (NC) ............          558,880         19,351,220
  Southtrust Corp. (AL) ...................          530,000         17,556,250
  Southwest Bancorp., Inc. (OK) ...........           68,500          1,301,500
  Summit Bancorp. (NJ) ....................          452,420         18,492,667
  Summit Bankshares, Inc. (TX) ............           23,000            477,250
  Sun Bancorp., Inc. * (NJ) (r) ...........           52,500          1,050,000
  Surety Capital Corp.* (TX) + ............          303,700          1,385,631
  Tehama County Bank* (CA) ................           51,052            542,428
  Texas Regional Bancshares, Inc.
   (Class A) (TX) .........................           20,000            645,000
  TriCo Bancshares (CA) ...................           11,000            225,500
  Union Planters Corp. (TN) ...............          869,975         30,231,631
  United Security Bancorp.* (WA) ..........          127,050          1,762,819
  Univest Corp. (PA) ......................           25,000            812,500
  US Bancorp. (OR) ........................          726,760         29,070,400
  US Trust Corp. (NY) .....................           26,000          1,618,500
  Vectra Banking Corp.* (CO) ..............           34,100            528,550
  Ventura County National Bancorp.* (CA) ..          213,909          1,042,806
  Vermont Financial Services Corp. (VT) ...           41,500          1,431,750
  West Coast Bancorp. (OR) ................           61,187          1,040,179
  Whitney Holding Corp. (LA) ..............          138,500          4,397,375
  Yardville National Bank (NJ) ............           25,500            471,750
                                                                    -----------
                                                                    404,465,097
                                                                    -----------
Thrifts (23.92%)
  Ambanc Holding Co., Inc. * (NY) .........           45,000            455,625
  American Federal Bank, FSB (SC) .........          140,000          2,572,500
  American National Bancorp., Inc. (MD) ...          146,470          1,721,023
  Avondale Financial Corp.* (IL) ..........           41,000            599,625
  Bank Plus Corp. * (CA) ..................          282,858          3,182,152
  Bank West Financial Corp (MI) + .........          130,000          1,397,500
  BostonFed Bancorp., Inc. (MA) ...........          121,300          1,652,712
  Calumet Bancorp., Inc.* (IL) ............           33,000            932,250
  Cameron Financial Corp. (MO) ............           90,000          1,327,500
  CB Bancorp., Inc.* (IN) .................           50,000          1,150,000
  CENFED Financial Corp. (CA) .............           25,000            662,500
  Charter Financial, Inc. (IL) ............           15,000            187,500
  Collective Bancorp., Inc. (NJ) ..........          546,500         16,395,000
  Community Financial Corp.* (IL) .........           25,000            321,875
  Community Investors Bancorp., Inc. (OH) .           10,000            181,250
  Crazy Woman Creek Bancorp., Inc. (WY) ...           30,000            345,000
  CSB Financial Group, Inc.* (IL) .........           40,000            402,500
  Equitable Federal Savings Bank* (MD) + ..           40,000          1,050,000
  FFVA Financial Corp. (VA) ...............           50,000            918,750
  Financial Bancorp., Inc. (NY)  ..........           85,000          1,205,938
  First Bell Bancorp., Inc. (PA) ..........           82,500          1,258,125
  First Colorado Bancorp., Inc. (CO) ......          190,300          2,973,437
  First Defiance Financial Corp. (OH) .....          476,885          5,305,346
  First Federal Bancorp.* (MN) ............           14,000            224,000
  First Federal Bancshares of
   Arkansas, Inc. * (AR) ..................           17,500            275,625
  First Federal Bancshares of
   Eau Claire, Inc. (WI) ..................           60,000          1,080,000
  First Federal Capital Corp. (WI) ........           10,000            235,000
  First Financial Corp. (WI) ..............           30,418            825,088
  First Keystone Financial, Inc. (PA) .....           55,000          1,031,250
  First Mutual Bancorp., Inc. (IL) ........           60,000            825,000
  First State Financial Services, Inc. (NJ)           22,500            309,375
  Fort Bend Holdings Corp. (TX)  ..........           35,000            682,500
  Fort Thomas Financial Corp. (KY) ........           13,000            173,875
  Frankfort First Bancorp. (KY)  ..........           64,418            724,703
  GA Financial, Inc. (PA) .................           90,000          1,226,250
  GFSB Bancorp., Inc. (NM) ................           20,000            285,000
  Greenpoint Financial Corp. (NY) .........          340,000         15,810,000
  Harbor Federal Bancorp., Inc. (MD) ......           35,000            525,000
  Hardin Bancorp., Inc. (MO) ..............           40,000            490,000
  Harrington Financial Group, Inc. * (KS) .           45,000            461,250
  Harvest Home Financial Corp. (OH) .......           25,000            231,250
  Highland Federal Bank* (CA) .............          104,167          1,666,672
  Hingham Institute For Savings (MA) ......           60,000            960,000
  HMN Financial, Inc.* (MN) ...............           86,500          1,470,500
  Home Financial Corp. (FL) ...............           50,000            812,500
  Horizon Bancorp., Inc. (TX) .............           52,000            936,000
  IBS Financial Corp. (NJ) ................           15,000            240,000
  InterWest Bankcorp., Inc. (WA) ..........            2,000             60,500
  ISB Financial Corp. (LA) ................          140,000          2,301,250
  L & B Financial Inc. (TX) + .............          127,000          2,198,687
  Lawrence Savings Bank* (MA) .............           75,000            515,625
  Little Falls Bancorp., Inc. (NJ) ........          120,000          1,380,000
  Logansport Financial Corp. (IN) +                    67,500         961,875
  Long Island Bancorp., Inc. (NY) .........          241,700          7,190,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                       MARKET
DESCRIPTION, ISSUER, STATE                      NUMBER OF SHARES        VALUE
--------------------------                      ----------------        -----

Thrifts (continued)
  MassBank Corp. (MA) .....................           14,500           $482,125
  Meritrust Federal Savings Bank (LA) .....           18,000            558,000
  MFB Corp. (IN) ..........................           15,000            236,250
  Mid Continent Bancshares, Inc. (KS) .....           60,000          1,140,000
  Mississippi View Holding Co. (MN) .......           45,000            551,250
  ML Bancorp., Inc. (PA) ..................           40,000            557,500
  Monterey Bay Bancorp., Inc. (CA) ........           65,000            958,750
  New Hampshire Thrift
   Bancshares, Inc. (NH) ..................           25,000            293,750
  North Central Bancshares, Inc. (IA) .....           95,000          1,187,500
  Northeast Indiana Bancorp., Inc. (IN) ...           60,000            795,000
  Northwest Equity Corp. (WI) +  ..........           61,000            716,750
  NS & L Bancorp. (MO) ....................            5,000             65,000
  Ottawa Financial Corp. (MI) .............           25,000            403,125
  Pamrapo Bancorp., Inc. (NJ) .............           81,000          1,609,875
  Patriot Bank Corp. (PA) .................          140,000          2,292,500
  PennFed Financial Services, Inc.* (NJ) +           350,000          6,825,000
  People's Bancshares, Inc. (MA) ..........           60,000            667,500
  Peoples Heritage Financial
   Group, Inc. (ME) .......................           19,800            455,400
  Permanent Bancorp., Inc. (IN)  ..........           90,000          1,575,000
  PFF Bancorp., Inc.* (CA) ................           60,000            765,000
  Pittsburgh Home Financial Corp. (PA) + ..          110,000          1,313,125
  Portsmouth Bank Shares, Inc. (NH) .......           47,430            610,661
  Potters Financial Corp. (OH) ............           16,000            280,000
  Primary Bank* (NH) ......................           25,000            325,000
  QCF Bancorp., Inc.* (MN) ................           20,000            317,500
  Quaker City Bancorp., Inc. * (CA) .......           75,000          1,218,750
  River Bank America* (NY) ................           95,000            855,000
  Roosevelt Financial Group, Inc. (MO) ....          489,324          8,502,004
  St. Landry Financial Corp.* (LA) ........           25,000            375,000
  Scotland Bancorp., Inc.* (NC)  ..........           22,500            289,688
  Security Bancorp. (MT) ..................           59,500          1,740,375
  Security First Network Bank* (GA) .......            5,000             72,500
  SFS Bancorp., Inc. (NY) .................           49,000            747,250
  SGV Bancorp., Inc.* (CA) ................           30,000            311,250
  SIS Bancorp., Inc. * (MA) ...............           92,500          2,173,750
  Southern Banc Co., Inc. (AL) ............           12,000            145,500
  Southern Missouri Bancorp., Inc. (MO) ...           67,000            938,000
  Standard Federal Bancorp. (MI) ..........          195,000         10,432,500
  Standard Financial, Inc. (IL)  ..........          135,000          2,404,687
  Sterling Financial Corp.* (WA) ..........           36,500            511,000
  Sturgis Federal Savings Bank (MI) .......           27,000            499,500
  Tappan Zee Financial, Inc. (NY) .........           30,000            397,500
  Teche Holding Co. (LA) ..................           80,000          1,060,000
  Texarkana First Financial Corp. (AR) ....           28,000            399,000
  Warren Bancorp., Inc. (MA) ..............           19,000            247,000
  Washington Mutual, Inc. (WA) ............          292,500         12,358,125
  Wells Financial Corp.* (MN) + ...........          167,000          2,129,250
  WesterFed Financial Corp. (MT) ..........          160,000          2,740,000
                                                                    -----------
                                                                    167,836,648
                                                                    -----------
Other (2.01%)
 Aames Financial Corp. (CA) ...............           30,000          1,338,750
  Capital One Financial Corp. (VA) ........          295,000          9,181,875
  ITLA Capital Corp. * (CA) ...............           50,600            733,700
  Olympic Financial Ltd. * (MN)  ..........           15,000            238,125
  Union Acceptance Corp. ..................
   (Class A) * (IN) .......................          147,800          2,604,975
                                                                    -----------
                                                                     14,097,425
                                                                    -----------
WARRANT (0.32%)

Glendale Federal Savings Bank* (CA) .......          265,000          2,252,500
                                                                    -----------
                        TOTAL COMMON STOCKS
                                AND WARRANT
                         (Cost $401,708,030)         (93.07%)      653,039,492
                                                ------------        -----------

PREFERRED STOCKS
Banks (1.32%)
  Chevy Chase Savings, 13.00% (MD) ........           55,000          1,801,250
  Community Bank,
   Ser B, 13.00% (CA) .....................           21,000            572,250
  Fidelity Federal Bank,
   Ser A, 12.00% (CA) .....................           40,000          1,110,000
  Greater New York Savings Bank,
   Ser B, 12.00% (NY) .....................           50,000          1,562,500
  Matewan BancShares, Inc.,
   Ser A, 7.50% (WV) ......................           25,000            643,750
  Riggs National Corp.,
   Ser B, 10.75% (DC) .....................           93,000          2,638,875
  Sovereign Bancorp.,
   Ser B, 6.25% (PA) ......................           15,000            937,500
                                                                    -----------
                     TOTAL PREFERRED STOCKS
                          (Cost $7,962,500)           (1.32%)         9,266,125
                                                ------------        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                         PAR VALUE
                                             INTEREST     (000'S)      MARKET
DESCRIPTION, ISSUE                             RATE      OMMITTED       VALUE
------------------                             ----      --------       -----

BONDS
  Beal Financial Corp.,
   Sr Note 08-15-00 ..................         12.75%  $    2,000     $2,105,000
  Berkeley Federal Bank & Trust,
   Sub Deb 06-15-05 ..................         12.00        1,000      1,090,000
  CENFED Financial Corp. (R)
   Sr Note 12-15-01 ..................         11.17        3,500      3,788,750
  Centerbank,
   Sub Note 10-01-02 .................          8.375       1,000      1,058,750
  Coastal Bancorp., Inc.,
   Sr Note 06-30-02 ..................         10.00        3,000      3,011,250
  Dime Bancorp.,
   Sr Note 11-15-05 ..................         10.50        3,690      4,022,100
  Fidelity Federal Bancorp.,
 Sub Note 06-01-05 ...................         10.00        1,000        980,000
First Federal Financial Corp.,
 Note 10-01-04 .......................         11.75        2,000      2,040,000
MAF Bancorp., Inc.,
 Sub Note 09-30-05 ...................          8.32        1,500      1,485,000
WSFS Financial Corp.,
 Sr Note 12-31-05 ....................         11.00        3,000      3,150,000
                                                                      ----------
                                 TOTAL BONDS
                          (Cost $ 21,863,970)              (3.24%)    22,730,850
                                                       ----------     ----------

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
  Deposits in Mutual Banks.............                                   54,899
Joint Repurchase Agreement (0.38%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Market, Inc.
   Dated 10-31-96, due 11-01-96
   (secured by US Treasury Bonds,
   7.25% due 5-15-16, and 6.25%
   due 8-15-23) Note A ...............          5.54        2,705      2,705,000
Short Term Note (1.63%)
Merrill Lynch & Co., Inc. ............
 due 11-27-96 ........................          5.26       11,500     11,456,313
                                                                    ------------
                TOTAL SHORT-TERM INVESTMENTS              ( 2.02%)    14,216,212
                                                       ----------   ------------
                           TOTAL INVESTMENTS              (99.65%)  $699,252,679
                                                      ===========   ============


NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing security

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $ 5,882,750 as of October 31, 1996. See Note A of the Notes to Financial Statements for valuation policy.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. See Note A of the Notes to Financial Statements for valuation policy. Additional information on these restricted securities is as follows:

                                                          MARKET       MARKET
                                                        VALUE AS A      VALUE
                                                        PERCENTAGE      AS OF
                         ACQUISITION    ACQUISITION      OF FUND'S   OCTOBER 31,
                            DATE             COST        NET ASSETS      1996
                            ----             ----        ----------      ----
  Security Shares, Inc.    09-29-94        $1,150,000       0.24%     $1,682,000
  Sun Bancorp, Inc.        09-29-94           650,000       0.15%      1,050,000

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. (See Note E of the Notes to Financial Statements).

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                      SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE A --
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, purchased a total of 5,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

     The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

     The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

     Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Bank and Thrift Opportunity Fund

each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

     At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

     There were no written option transactions for the period ended October 31, 1996.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.


DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis to 1.15% of the Fund's average weekly net asset value.

     The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

     Mr. Edward J. Boudreau, Jr., Mr. Thomas W.L. Cameron, Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser owns 5,000 shares of beneficial interest of the Fund. Effective with the fees paid for 1996, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,701.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1996, aggregated $79,452,717 and $116,384,870, respectively.

     The cost of investments owned at October 31, 1996 for Federal income tax purposes was $445,750,712. Gross unrealized appreciation and depreciation of investments aggregated $253,947,139 and $445,172, respectively, resulting in net unrealized appreciation of $253,501,967.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE D --
CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000 through the issuance of 23,000,000 common shares at $20.00 per share. As of October 31, 1996, the Fund had incurred $1,156,818 of public offering expenses and has adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the year ended October 31, 1996, 607,900 shares of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

NOTE E --
TRANSACTIONS I SECURITIES O AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended October 31, 1996 is set forth below.


                                             ACQUISITIONS           DISPOSITIONS
                             BEGINNING   --------------------   ---------------------     ENDING
                               SHARE      SHARE                   SHARE                   SHARE    REALIZED   DIVIDEND     ENDING
AFFILIATE                      AMOUNT     AMOUNT      COST        AMOUNT      COST        AMOUNT     GAIN      INCOME       VALUE
---------                     ------------------------------------------------------------------------------------------------------
Bank West Financial
  Corp. (MI) ..............   210,000        --    $     --       80,000   $  699,375    130,000  $  173,125 $   54,600   $1,397,500
Benson Financial Corp. (TX)   258,300        --          --      258,300      345,000       --       200,000       --           --
Equitable Federal Savings
  Bank (MD) ...............    40,000        --          --         --           --       40,000        --         --      1,050,000
FNB Bankshares (ME) .......    20,780        --          --         --           --       20,780        --       10,390      602,620
L&B Financial, Inc. (TX) ..      --       127,000   1,306,500       --           --      127,000        --       50,800    2,198,687
Logansport Financial
  Corp. (IN) ..............    77,500        --          --       10,000      116,250     67,500      11,250     30,000      961,875
Mahaska Investment Co. (IA)   149,500        --          --         --           --      149,500        --      106,519    2,803,125
New England Community
  Bancorp (CT) ............   165,000      20,000     242,500       --           --      185,000        --       38,775    2,601,562
Northwest Equity Corp. (WI)    96,000        --          --       35,000      273,125     61,000     106,250     25,720      716,750
Penn Fed Financial
  Services, Inc. (NJ) .....   375,000        --          --       25,000      315,625    350,000      81,250       --      6,825,000
Pittsburgh Home Financial
  Corp. (PA) ..............      --       110,000   1,217,188       --           --      110,000        --        5,000    1,313,125
SFS Bancorp, Inc. (NY) ....   105,000        --          --       56,000      640,750     49,000      66,125      3,540      747,250
St. Landry Financial
  Corp. (LA) ..............    25,000        --          --         --           --       25,000        --        1,250      375,000
Surety Capital Corp. (TX) .   303,700        --          --         --           --      303,700        --         --      1,385,631
Wells Financial Corp. (MN)    212,000        --          --       45,000      406,250    167,000      68,751       --      2,129,250
                                                   ----------              ----------               --------   --------  -----------
                                                   $2,766,188              $2,796,375               $706,751   $326,594  $25,107,375
                                                   ==========              ==========               ========   ========  ===========


================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE F --
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Unaudited quarterly results of operations for the years ended October 31, 1996 and October 31, 1995 are as follows:


                                                                                                       1996
                                                                               -----------------------------------------------------
                                                                                                 THREE MONTHS ENDED
                                                                               -----------------------------------------------------
                                                                               JANUARY 31      APRIL 30       JULY 31     OCTOBER 31
                                                                               ----------      --------       -------     ----------
                                                                                        (OOO's OMITTED EXCEPT PER SHARE DATA)
                                                                               -----------------------------------------------------
Total Investment Income ................................................        $ 5,152        $ 5,338        $ 6,047       $ 6,042
Net investment income ..................................................          2,834          3,039          3,659         3,275
Dividends from net investment income ...................................         10,985            --             --          9,631
Distributions from net realized gain on investments sold ...............          7,477           PPP%           PPP%        26,206
Net realized and unrealized gain on investments ........................         36,793         14,279          1,375        96,923
Per share of beneficial interest:
  Net investment income ................................................           0.12           0.14           0.16          0.14
  Dividends from net investment income .................................          (0.48)          --             --           (0.43)
  Distributions from net realized gain on investments sold .............          (0.33)          --             --           (1.17)
  Increase due to purchase of Bank and Thrift Opportunity Fund stock at
     less than net asset value .........................................           --             --             0.03          0.12
  Net realized and unrealized gain on investments ......................           1.61           0.62           0.07          4.27
Net asset value at end of quarter ......................................        $ 27.38        $ 28.14        $ 28.40       $ 31.33
Market value per share:
  High .................................................................         24.750         23.625         22.625        27.125
  Low ..................................................................         22.625         21.750         22.250        26.875


                                                                                                       1995
                                                                               -----------------------------------------------------
                                                                                                 THREE MONTHS ENDED
                                                                               -----------------------------------------------------
                                                                               JANUARY 31      APRIL 30       JULY 31     OCTOBER 31
                                                                               ----------      --------       -------     ----------
                                                                                        (OOO's OMITTED EXCEPT PER SHARE DATA)
                                                                               -----------------------------------------------------
Total Investment Income ................................................        $ 5,189        $ 4,429        $ 4,871       $ 4,761
Net investment income ..................................................          3,525          2,654          2,875         2,480
Dividends from net investment income ...................................          5,176           --             --             --
Net realized and unrealized gain on investments ........................          3,772         45,475         64,320        33,143
Per share of beneficial interest:
  Net investment income ................................................           0.15           0.12           0.12          0.11
  Dividends from net investment income .................................        (  0.23)          --             --            --
  Net realized and unrealized gain on investments ......................           0.16           1.98           2.80          1.44
Net asset value at end of quarter ......................................        $ 19.90        $ 21.99        $ 24.91       $ 26.46
Market value per share:
  High .................................................................         18.375         19.750         23.125        25.000
  Low ..................................................................         15.875         18.125         19.125        22.375


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              John Hancock Funds - Bank and Thrift Opportunity Fund

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for the years ended October 31, 1996 and 1995 and the period August 23, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
DECEMBER 4, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1996.

     The Fund designated distributions to shareholders of $21,039,952 as a long-term capital gain dividend. These amounts were reported on the 1995 U.S. Treasury Department Form 1099-DIV. It is anticipated there will be a distribution from net realized gains sales of securities to shareholders of record on December 23, 1996 and payable on December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share of ordinary income and long-term capital gain distributions.

     For the fiscal year ended October 31, 1996, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

================================================================================
              John Hancock Funds - Bank and Thrift Opportunity Fund

INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker dealers.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

     Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will

================================================================================
              John Hancock Funds - Bank and Thrift Opportunity Fund

not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================
                                      NOTES

              John Hancock Funds - Bank and Thrift Opportunity Fund

================================================================================
                                      NOTES

              John Hancock Funds - Bank and Thrift Opportunity Fund

================================================================================

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

101 HUNTINGTON AVENUE BOSTON, MA 02199-7603
                                                               --------------
                                                                 Bulk Rate
                                                                U.S. Postage
                                                                    PAID
                                                               So. Hackensack
                                                               Permit No. 750
                                                               --------------

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]
                                                                  P900A 10/96
                                                                        12/96